UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A-1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 6, 2012

SRKP 16, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-53018 Commission File Number	20-8057585 (I.R.S. Employer Identification Number)

2500 Broadway, Bldg. F, Suite F-125
Santa Monica, CA 90404

 (Address of principal executive offices)

(310) 359-1680

(Issuer’s Telephone Number)

5777 West Century Blvd., Suite 360B

 Los Angeles, California 90045

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

As previously reported, effective January 11, 2012, the Registrant completed a Share Exchange pursuant to which it acquired all of the issued and outstanding shares of Arrogene NanoTechnology, Inc., a California corporation (“Arrogene”).  The transaction was accounted for as a reverse merger and a recapitalization of the Registrant.  The transaction also resulted in the Registrant changing is fiscal year end from December 31 to October 31, the historical fiscal year end of Arrogene.

Effective March 1, 2012, the Company executed an engagement letter with the firm of Rose Snyder & Jacobs (“Rose Snyder”) to review the Company’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2012 (the first fiscal quarter of the newly adopted October 31 fiscal year end). While it was anticipated at that time that Rose Snyder would become the Company’s independent registered certified accountants to audit the 2012 fiscal year end financial statements, no formal action was taken by the Board of Directors to either engage Rose Snyder or dismiss AJ Robbins PC (the historical independent registered certified accountants of SRKP 16, Inc.) at that time, since AJ Robbins was engaged to audit the December 31, 2011 financial statements of SRKP 16, Inc. to be included as part of the December 31, 2011 Annual Report on Form 10-K.

Once the December 31, 2011 Annual Report on Form 10-K was completed and filed with the Commission, e ffective April 6, 2012, the Board of Directors acting as an Audit Committee dismissed the firm of AJ Robbins, PC as the Company’s independent registered certified accountants.  The dismissal was due to the change in control of the Company resulting from its reverse merger with Arrogene .

AJ Robbins, PC, issued audit reports on our financial statements as of and for the years ended December 31, 2007, 2008, 2009 , 2010 and 2011 ..  The financial statements as of and for the years ending December 2007, 2008, 2009 , 2010 and 2011 included an explanatory paragraph concerning the Company’s ability to continue as a going concern. In the period from AJ Robbins, PC’s appointment until April 6, 2012, there were no disagreements with AJ Robbins, PC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of AJ Robbins, PC, would have caused AJ Robbins, PC to make reference to the matter in its report of the financial statements; and there were no reportable events as defined in Item 304(a) (3) of Regulation S-K.

Effective April 6, 2012, the Board of Directors acting as an Audit Committee formally engaged the firm of Rose, Snyder & Jacobs as its independent registered certifying accountants to review the Company’s interim financial statements to be included in their quarterly reports on Form 10-Q and audit the October 31, 2012 fiscal year end financial statements.   Rose Snyder ha d served as the historical independent certifying accounts for Arrogene.  Prior to its engagement as the Company's independent accountant, the Company had not consulted Rose Snyder with respect to the application of accounting principles to specific transactions or the type of audit opinion that might be rendered on the Company's financial statements.

The Company has requested that the firm of AJ Robbins provided its letter pursuant to Item 304(a)(3) of Regulation S-K.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit

Item	Title

16.	Letter of AJ Robbins, PC filed pursuant to Item 304(a)(3) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRKP 16, Inc.

Dated: May 24, 2012		__/s/ Maurizio Vecchione___
	By:	Maurizio Vecchione
	Its:	Chief Executive Officer